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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



       Date of Report (Date of earliest event reported):  August 4, 1999



                              SCPIE Holdings Inc.
            (Exact name of registrant as specified in its charter)


     Delaware                          1-12449                   95-4557980
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
 of incorporation)                                           Identification No.)


                       1888 Century Park East, Suite 800
                      Los Angeles, California 90067-1712
                   (Address of principal executive offices)



      Registrant's telephone number, including area code:  (310) 551-5900
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         This Current Report on Form 8-K is filed by SCPIE Holdings Inc., a
Delaware corporation (the "Company") in connection with the transactions described herein.

Item 5 - Other Events

     On August 4, 1999, at a meeting held by the Board of Directors of SCPIE Holdings, Inc., (the "Board"), the Board voted to increase its size from twelve to thirteen members, with the newly created directorship being designated a member of Class I, subject to reelection at the 2000 annual meeting. The Board also voted to elect Henry Gluck to fill this newly created position.

     Also on August 4, 1999, the Board voted to amend the stockholder proposals-advance notice provisions of the Bylaws of the Company.

Item 7 - Financial Statements and Exhibits

     (a)   Not applicable.

     (b)   Not applicable.

     (c)   Exhibits
           --------

     3.1 Amended and Restated Bylaws, previously filed as an Exhibit to the Company's Registration Statement on Form 10-Q, dated August 16, 1999, and incorporated herein by this reference.

     99.1  Text of Press Release dated August 5, 1999.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 1999



                                            By:  /s/ Patrick T. Lo
                                                ----------------------------
                                                     Patrick T. Lo
                                                     Chief Financial Officer

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                                 Exhibit Index
                                 -------------


Exhibit No.               Title
-----------               -----

(a)                   Not Applicable.

(b)                   Not Applicable.

(c)                   Exhibits
                      --------

3.1 Amended and Restated Bylaws, previously filed as an Exhibit to the Company's Registration Statement on Form 10-Q, dated August 16, 1999, and incorporated herein by this reference.

99. 1                 Text of Press Release dated August 5, 1999.

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